EXHIBIT 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT AND AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT AND AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) dated as of October 19, 2010 (the “Effective Date”), by and among CADIZ INC. and CADIZ REAL ESTATE LLC, as borrowers (the “Borrowers”), the lenders signatory hereto (the “Lenders”) and LC CAPITAL MASTER FUND, LTD., as administrative agent (“LC Capital” or, in such capacity, the “Agent”).

RECITALS

WHEREAS, the Borrowers entered into that certain Credit Agreement, dated as of June 26, 2006, by and among the Borrowers, the lenders party thereto and Peloton Partners LLP, as administrative agent (“Peloton Agent”); as amended pursuant to that certain Amendment No. 1 to Credit Agreement dated as of September 29, 2006 by and among the Borrowers, the lenders party thereto and Peloton Agent; and as further amended pursuant to that certain Amendment No. 2 to Credit Agreement and Amendment No. 1 to Registration Rights Agreement dated as of June 4, 2009 (the “Second Amendment”) by and among the Borrowers, the lenders party thereto and LC Capital, as administrative agent  (and as the same may be further amended and supplemented from time to time prior to the Effective Date, the “Credit Agreement”);

WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated as of April 16, 2008, by and among Peloton Multi-Strategy Master Fund (“Peloton”) and LC Capital, LC Capital replaced Peloton as a lender under the Credit Agreement (the “Loan Assignment”);

WHEREAS, pursuant to that certain Resignation and Appointment Agreement dated as of June 16, 2008 by and among Peloton Agent and LC Capital, LC Capital replaced Peloton Agent as administrative agent under the Loan Documents (“Successor Agent Appointment”);

WHEREAS, the Borrowers consented to the Loan Assignment and the appointment  of LC Capital as the successor Agent pursuant to that certain Consent signed by the Borrowers and dated as of April 16, 2008;

WHEREAS, Cadiz entered into that certain Registration Rights Agreement dated as of June 26, 2006 by and among Cadiz and Peloton Agent on behalf of each holder of registrable securities, as amended pursuant to the Second Amendment (and as the same may be further amended and supplemented from time to time prior to the Effective Date, the “Registration Rights Agreement”);

WHEREAS, the Borrowers, the Agent and the Lenders have agreed to amend the Credit Agreement and the Registration Rights Agreement on the terms and conditions set forth herein; and

WHEREAS, each of the defined terms used herein shall, if not otherwise defined in this Amendment, has the same meaning as set forth in the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valid consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereby agree as follows:

ARTICLE I
Amendments to Credit Agreement

1.01 The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

““Conversion Price” with respect to any Loan, the price set forth opposite such Loan’s designation in Schedule 1.1C.  In each case, the applicable Conversion Price shall be subject to anti-dilution protection described in Section 2.7(f) hereof.”

““Commitment” the sum of the Tranche A Term Commitment, the Tranche B Term Commitment, the Tranche C-1 Term Commitment and the Tranche C-2 Term Commitment.”

““Facility” each of (a) the Tranche A Term Commitments and the Tranche A Term Loans made thereunder (the “Tranche A Term Facility”), (b) the Tranche B Term Commitments and the Tranche B Term Loans made thereunder (the “Tranche B Term Facility”), (c) the Tranche C-1 Term Commitments and the Tranche C-1 Term Loans made thereunder (the “Tranche C-1 Term Facility”), and (d) the Tranche C-2 Term Commitments and the Tranche C-2 Term Loans made thereunder (the “Tranche C-2 Term Facility”).”

““Loan Documents” this Agreement, the Security Documents, the Registration Rights Agreement, the Third Amendment Closing Certificate, each Tranche C-2 Draw Request and any amendment, waiver, supplement or other modification to any of the foregoing.”

““Tranche A Term Loan” as defined in Section 2.1(a)(i).”

““Tranche B Term Loan” as defined in Section 2.1(a)(ii).”

1.02 The following definitions are hereby added to Section 1.1 of the Credit Agreement in their proper alphabetical order:

““Additional Capital Condition” the receipt by Borrower of (a) one or more binding commitments from one or more Persons who are not lenders under this Credit Agreement as of the Third Amendment Effective Date to provide at least $5,000,000 in debt or equity working capital financing, which commitments may be subject to customary conditions to funding and shall provide for the funding of at least $5,000,000 of such commitments on or before the date that is thirteen (13) months after the Third Amendment Effective Date or (b) at least $5,000,000 in debt or equity working capital financing from one or more Persons who are not lenders under this Credit Agreement as of the Third Amendment Effective Date.”

““After-Acquired Property” any fee interest in any real property or any leasehold interest in any Material Leased Property acquired after the Closing Date by any Loan Party or its Subsidiaries (other than any such fee interest in real property or leasehold interest in Material Leased Property subject to a Lien expressly permitted by Section 6.2(f)).”

““Material Leased Property” any real property located in the United States in which any Loan Party or any of their Subsidiaries has a leasehold interest (excluding any such real property that is used primarily for executive and administrative functions of the Loan Parties).”

““Mortgage Amendment” as defined in Section 4.1(f).”

““New Mortgage” as defined in Section 5.11”

““Section 5.11 Properties” as defined in Section 5.11.”

““Third Amendment” that certain Amendment No. 3 to Credit Agreement and Amendment No. 2 to Registration Rights Agreement by and among the Borrowers, the Agent and the Lenders, and dated as of the Third Amendment Effective Date.”

““Third Amendment Closing Certificate” as defined in Section 4.1(d).”

““Third Amendment Effective Date” October 19, 2010.”

““Tranche A-2a Term Loan” with respect to each Lender, as of any date of determination, such Lender’s pro rata share (based on the principal amount of such Lender’s Tranche A-2 Term Loan immediately prior to the Third Amendment Effective Date) of (a) one-half of the Accreted Loan Value of the Tranche A-2 Term Loan through but excluding the Third Amendment Effective Date as set forth on Schedule 1.1D minus (b) an amount equal to the product of (i) the Tranche C-2 Draw Percentage as of such date of determination multiplied by (ii) the amount described in clause (a).”

““Tranche A-2b Term Loan” with respect to each Lender, as of any date of determination such Lender’s pro rata share (based on the principal amount of such Lender’s Tranche A-2 Term Loan immediately prior to the Third Amendment Effective Date) of (a) one-half of the Accreted Loan Value of the Tranche A-2 Term Loan through but excluding the Third Amendment Effective Date as set forth in Schedule 1.1D  plus (b) all of the interest accruing on the Tranche A Term Loan pursuant to Section 2.4 from and including the Third Amendment Effective Date through but excluding such date of determination plus (c) an amount equal to the amount calculated pursuant to clause (b) of the definition of “Tranche A-2a Term Loan” as of such date of determination.”

““Tranche B-1 Term Loan” with respect to each Lender, such Lender’s pro rata share (based on the principal amount of such Lender’s Tranche B Term Loan immediately prior to the Third Amendment Effective Date) of $2,500,000 in principal of the Tranche B Term Loan.”

““Tranche B-2 Term Loan” with respect to each Lender, as of any date of determination, such Lender’s pro rata share (based on the principal amount of such Lender’s Tranche B Term Loan immediately prior to the Third Amendment Effective Date) of the amount equal to the product of (a) the Tranche C-2 Draw Percentage as of such date of determination multiplied by (b) $5,000,000.”

““Tranche B-3a Term Loan” with respect to each Lender, as of any date of determination, such Lender’s pro rata share (based on the principal amount of such Lender’s Tranche B Term Loan immediately prior to the Third Amendment Effective Date) of one-half of the sum of (a) the Accreted Loan Value of the Tranche B Term Loan through but excluding the Third Amendment Effective Date as set forth in Schedule 1.1D minus (b) the  principal amount of the Tranche B-1 Term Loan as of the Third Amendment Effective Date minus (c) the principal amount of the Tranche B-2 Term Loan as of such date of determination minus (d) an amount equal to the product of (i) the Tranche C-2 Draw Percentage as of such date of determination multiplied by (ii) the sum of the amounts set forth in clauses (a), (b) and (c).”

““Tranche B-3b Term Loan” with respect to each Lender, as of any date of determination, such Lender’s pro rata share (based on the principal amount of such Lender’s Tranche B Term Loan immediately prior to the Third Amendment Effective Date) of one-half of the sum of (a) the Accreted Loan Value of the Tranche B Term Loan through but excluding the Third Amendment Effective Date as set forth in Schedule 1.1D minus (b) the principal amount of the Tranche B-1 Term Loan as of the Third Amendment Effective Date minus (c) the principal amount of the Tranche B-2 Term Loan as of such date of determination plus (d) all of the interest accruing on the Tranche B Term Loan pursuant to Section 2.4 from and including the Third Amendment Effective Date through but excluding such date of determination plus (e) an amount equal to the amount calculated pursuant to clause (d) of the definition of “Tranche B-3a Term Loan” as of such date of determination.”

““Tranche C-1 Term Commitment” as to any Lender, the obligation of such Lender to make a Tranche C-1 Term Loan to the Borrower in a principal amount, if any, equal to the amount set forth under the heading “Tranche C-1 Term Commitment” opposite such Lender’s name on Schedule 1.1A.  The original aggregate amount of the Tranche C-1 Term Commitment is $5,000,000.”

““Tranche C-1 Term Loan” as defined in Section 2.1(b).”

““Tranche C-2 Draw Percentage” as of any date of determination, a fraction (expressed as a percentage), the numerator of which is the outstanding principal amount of the Tranche C-2 Term Loan as of such date of determination and the denominator of which is $5,000,000.”

““Tranche C-2 Draw Request” as defined in Section 4.2(a).”

““Tranche C-2 Term Commitment” as to any Lender, the obligation of such Lender to make a Tranche C-2 Term Loan to the Borrower in a principal amount, if any, equal to the amount set forth under the heading “Tranche C-2 Term Commitment” opposite such Lender’s name on Schedule 1.1A.  The original aggregate amount of the Tranche C-2 Term Commitment is $5,000,000.”

““Tranche C-2 Term Commitment Termination Date” the earliest to occur of (a) the date that is twelve (12) months after the Third Amendment Effective Date, (b) satisfaction of the Additional Capital Condition and (c) termination of the Commitments pursuant to Section 7 as a consequence of the occurrence of an Event of Default described in clause (i) or (ii) of paragraph (f) of Section 7 with respect to the Borrower.

““Tranche C-2 Term Loan” as defined in Section 2.1(c).”

1.03 The following definitions in Section 1.1 of the Credit Agreement are hereby deleted in its entirety:

“Tranche A-1 Conversion Price;”

“Tranche A-2 Conversion Price;” and

“Tranche B Conversion Price.”

1.04 Section 2.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

2.1           Term Commitments; Outstanding Term Loans.  (a)  On the Closing Date, each Lender made (i) a Loan (a “Tranche A Term Loan”) to the Borrower in an amount equal to the Tranche A Term Commitment of such Lender and (ii) a Loan (a “Tranche B Term Loan”) to the Borrower in an amount equal to the amount of the Tranche B Term Loan Commitment of such Lender.  As of the Third Amendment Effective Date, (x) the Tranche A Term Loan is comprised of the Tranche A-1 Term Loan, the Tranche A-2a Term Loan and the Tranche A-2b Term Loan and (y) the Tranche B Term Loan is comprised of the Tranche B-1 Term Loan, the Tranche B-2 Term Loan, the Tranche B-3a Term Loan and the Tranche B-3b Term Loan.  The Borrower shall not have any right to reborrow any portion of any Tranche A Term Loan or any Tranche B Term Loan that may be repaid or prepaid from time to time.

(b)           Subject to the terms and conditions hereof, each Lender severally agrees to make a Loan (a “Tranche C-1 Term Loan”) to the Borrower on the Third Amendment Effective Date, upon the satisfaction or waiver of the applicable conditions set forth in Section 4, in an amount equal to the Tranche C-1 Term Commitment of such Lender.  The Borrower shall not have any right to reborrow any portion of any Tranche C-1 Term Loan that may be repaid or prepaid from time to time.

(c)           Subject to the terms and conditions hereof, each Lender severally agrees to make one or more Loans (collectively, the “Tranche C-2 Term Loan”) to the Borrower from and after the Third Amendment Effective Date until the Tranche C-2 Term Commitment Termination Date in an aggregate amount equal to the Tranche C-2 Term Commitment of such Lender.  The Tranche C-2 Term Loan shall be disbursed in one or more draws having in an aggregate amount, for each draw, of not less than $1,000,000 and integral multiples of $100,000 in excess thereof  (provided, however, that the Borrower may at any time make a single draw equal to all but not less than all of the remainder of the undrawn Tranche C-2 Term Commitments of the Lenders without regard to the foregoing minimum) upon not less than 10 Business Days’ notice to Agent and the satisfaction or waiver of the applicable conditions set forth in Section 4.

1.05 Section 2.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

2.2           Repayment of Loans.  The Accreted Loan Value of the Tranche A Term Loan, the Tranche B Term Loan, the Tranche C-1 Term Loan and the Tranche C-2 Term Loan shall be due and payable on the Maturity Date to the Agent for the account of each Lender as set forth in the Register referenced in Section 9.6(a).

1.06 Section 2.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

2.3           Optional Prepayments.

(a)           The Borrowers may prepay (i) each of the Tranche A-2 Term Loans and the Tranche B-3 Term Loans in cash, solely in accordance with Section 2.3(b), in an amount equal to the Accreted Loan Value of such Loans as of the day prior to the date of such prepayment and (ii) the Tranche A-1 Term Loan in cash or in stock, at the option of the Lender, solely in accordance with Sections 2.3(b), in an amount equal to the Tranche A-1 Prepayment Amount, as of the date of such prepayment.  In no event, may any Loan be prepaid during the Two Year Extension Period.  The Agent shall deliver any prepayment notice it receives from the Borrowers under this Section 2.3 to the Lenders within three (3) Business Days.

(b)           The Borrowers may prepay in whole, but not in part, (i) either or both of the Tranche A-2 Term Loans and the Tranche B-3 Term Loans and (ii) only upon concurrent payment of both the Tranche A-2 Term Loan and the Tranche B-3 Term Loan, the Tranche A-1 Term Loan, in each case on no less than thirty (30) days’ prior written notice to the Agent, which notice shall specify the Loans that will be prepaid and the date on which such prepayment will be delivered to the Agent.  It shall not be a condition to the delivery by the Borrowers of such prepayment notice that the Borrowers have sufficient available funds to make such prepayment.  Upon receipt by the Agent of prepayment in full of the Accreted Value of the Loans to be prepaid, each of the Lenders will have the right, for a period of sixty (60) days after the date of prepayment, to convert any remaining portion of the Tranche A-1 Term Loans, the Tranche A-2a Term Loans, the Tranche B-1 Term Loans, the Tranche B-2 Term Loans, the Tranche B-3a Term Loans, the Tranche C-1 Term Loans and/or the Tranche C-2 Term Loans into the Conversion Shares at the applicable Conversion Price, subject to the terms and provisions of Section 2.7.  If either Lender elects not to convert any of the foregoing Loans within such sixty (60) day period, the Borrowers may, at any time thereafter, upon no less than thirty (30) days’ prior written notice to Agent, prepay any of the foregoing Loans in cash in an amount equal to the Accreted Loan Value thereof.

(c)           The Borrowers shall not have any right to prepay the Loans other than as set forth in this Section 2.3.

1.07 Section 2.4 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

2.4           Interest Rates and Payment Dates.  (a)  Prior to prepayment of the Tranche A-2 Term Loan, interest on the Tranche A-1 Term Loans and the Tranche A-2a Term Loans shall accrete to the principal amount of the Tranche A-2b Term Loans and after prepayment of the Tranche A-2 Term Loans, interest on the Tranche A-1 Term Loans shall be payable, in cash, to each Lender on the first Business Day of each month following the prepayment of the Tranche A-2 Term Loans.

(b)           Prior to prepayment of the Tranche B-3 Term Loan, interest on the Tranche B-3a Term Loans shall accrete to the principal amount of the Tranche B-3b Term Loans.

(c)           Interest on each of the Tranche B-1 Term Loans, the Tranche B-2 Term Loans, the Tranche C-1 Term Loans and the Tranche C-2 Term Loans shall at all times accrete to the principal amount of the Tranche B-1 Term Loans, the Tranche B-2 Term Loans, the Tranche C-1 Term Loans and the Tranche C-2 Term Loans, respectively.

(d)           In each case, interest shall accrete on the outstanding principal amount of any Loan (including additional principal amount added pursuant to this Agreement), or be paid in cash as applicable pursuant to Section 2.4(a), at the rate of 5.0% per annum from and including the Closing Date until and including the third anniversary of the Closing Date, and 6.0% thereafter.  If all or a portion of the principal amount of any Loan shall not be paid when due (whether at stated maturity, by acceleration or otherwise), all outstanding Loans (whether or not overdue) shall bear interest at a rate per annum equal to the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2%.

1.08 Section 2.7(d) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“For so long any portion of the Loans remain outstanding, LC Capital shall have the right to designate up to two (2) independent directors to serve on Cadiz’s Board of Directors (subject to any restrictions under applicable law or the rules and requirements of any securities exchange upon which any of Cadiz’s securities may  be traded).  Each such director must meet the requirements of “independent director” for all purposes under the rules and regulations of the NASDAQ and the SEC.  This director designation is personal to LC Capital and cannot be assigned pursuant to Section 9.6(a).”

1.09 Section 3.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“3.1           No Change.  Since the last day of the latest fiscal year with respect to which Cadiz has filed with the SEC an Annual Report on Form 10-K, there has been no development or event that has or could reasonably be expected to have a Material Adverse Effect.”

1.10 The last sentence of Section 3.7 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“The property subject to the Mortgage comprises all of the real property owned by the Loan Parties and any of the their Subsidiaries and all of the Material Leased Properties.”

1.11 The penultimate sentence of Section 3.16(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Schedule 1.1B lists, as of the Closing Date, each parcel of owned real property owned by the Loan Parties and any of their Subsidiaries and each leasehold interest in Material Leased Properties.”

1.12 Section 4.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“4.1           Conditions to Third Amendment Effective Date.  The occurrence of the Third Amendment Effective Date and the obligations of each Lender having a Term C-1 Term Commitment to make its Tranche C-1 Term Loan and otherwise complete the transactions contemplated by this Agreement are subject to the satisfaction, or waiver by each of the Lenders having a Tranche C-1 Term Commitment, of each of the following conditions precedent:

(a)           Third Amendment.  The Agent shall have received (i) the Third Amendment, executed and delivered by the Agent, Cadiz and CRE, each of the Lenders having a Term C-1 Term Commitment, each of the Lenders having a Term C-2 Term Commitment and the Required Lenders.

(b)           Bring Down.  The representations and warranties contained in the Loan Documents shall be true and correct as if made on and as of the Third Amendment Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date) and no Default or Event of Default shall have occurred and, as of the Third Amendment Effective Date, be continuing, in each case, except as otherwise identified in Exhibit 5 to the Third Amendment Closing Certificate.

(c)           Approvals and Filings.  All governmental and third party approvals and filings (including landlords’ consents and any notification required to be made to NASDAQ) necessary in connection with the continuing operations of the Loan Parties and the transactions contemplated hereby shall have been obtained/filed and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the extension of the Tranche C-1 Term Loan or the Tranche C-2 Term Loan hereunder.

(d)           Closing Certificate; Good Standing Certificates.  The Agent shall have received (i) a certificate of each Loan Party, dated the Third Amendment Effective Date, substantially in the form attached to the Third Amendment as Attachment 1 (the “Third Amendment Closing Certificate”), with appropriate insertions and attachments and (ii) a good standing certificate from each Borrower from its jurisdiction of incorporation dated not earlier than thirty (30) days prior to the Third Amendment Effective Date.

(e)           Lien Searches.  The Agent shall have received the results of a recent lien search in each of the jurisdictions where assets of the Loan Parties are located, and such search shall reveal no liens on any of the assets of the Loan Parties except for liens permitted by Section 6.2 or discharged prior to the Third Amendment Effective Date pursuant to documentation satisfactory to the Agent.

(f)           Amended Mortgage.  The Agent shall have received (i) an amendment to the Mortgage, in form, scope and substance satisfactory to the Agent (the “Mortgage Amendment”), executed and delivered by a duly authorized officer of each party thereto and the Mortgage Amendment shall have been duly recorded in the offices specified on Schedule 3.16(b), (ii) the Agent shall have received evidence, in form, scope and substance satisfactory to the Agent of such recordation and (iii) the irrevocable and unconditional commitment of the Title Company to issue to the Agent, on behalf of the Lenders, in form, scope and substance satisfactory to the Agent, effective as of the date and time the Mortgage Amendment is recorded, endorsements to the Lender’s Policy which shall (w) insure Agent, for the benefit of the Lenders, as the named insured (in substantially the form of C.L.T.A. endorsement 104), (x) redate the policy and all endorsements thereto to the date of recording of the Mortgage Amendment, (y) increase the amount of the policy to $55,785,487.16 plus accumulated interest (in substantially the form of C.L.T.A. endorsement 107.2) and (z) reflect no new exceptions to title, other than the exceptions shown on the Supplemental Report dated as of September 20, 2010, issued by the Title Company (Order No. 10674462-X49), and continued priority of the Mortgage (in substantially the form of C.L.T.A. endorsement 110.5) and which may contain endorsements as to other matters as the Agent reasonably deems necessary or advisable, which endorsements shall each be in form, scope and substance satisfactory to the Agent.”

1.13 Section 4.2 is hereby added to the Credit Agreement to read in its entirety as follows:

“4.2           Conditions to Extension of Credit under Tranche C-2.  The obligations from time to time of each Lender having a Tranche C-2 Term Commitment to make its Tranche C-2 Term Loan are subject to the satisfaction, or waiver by each of the Lenders having a Tranche C-2 Term Commitment, of each of the following conditions precedent:

(a)           Draw Request.  The Agent shall have received a draw request, in form and substance satisfactory to the Agent (each, a “Tranche C-2 Draw Request”), (i) setting forth the amount of the proposed disbursement, which shall not be less than $1,000,000 and shall be in integral multiples of $100,000 in excess thereof (provided, however, that the Borrower may at any time make a single draw equal to all but not less than all of the remainder of the undrawn Tranche C-2 Term Commitments of the Lenders without regard to the foregoing minimum), (ii) setting forth the proposed date of disbursement, which shall not be (x) less than ten (10) Business Days after the date of the disbursement request, (y) after the date that is twelve (12) months after the Third Amendment Effective Date nor (z) after the Tranche C-2 Term Commitment Termination Date, (iii) setting forth the account of the Borrower into which the Tranche C-2 Term Loan should be paid, and (iv) certifying that the conditions set forth in this Section 4.2 have been satisfied or, if not satisfied, describing in detail the reason for any failure of any such condition to be satisfied.

(b)           Effectiveness of Loan.  Each of the Loan Documents shall be in full force and effect as of the date of the disbursement request and the date of disbursement.

(c)           Absence of Default or Event of Default.  Immediately before the disbursement and immediately after giving effect thereto and to the application of proceeds thereof, the representations and warranties contained in the Loan Documents shall be true and correct as if made on and as of the date of disbursement (or, if any representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date) and no Default or Event of Default shall have occurred and, as of the date of disbursement, be continuing.

(d)           Tranche C-2 Term Commitment Termination Date.  The Tranche C-2 Term Commitment Termination Date shall not have occurred.

(e)           New Mortgage.  The New Mortgage, covering such Section 5.11 Properties as specified by the Agent in accordance with Section 5.11, shall have been executed and delivered to the Agent.

1.14 Section 5.9(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“With respect to any After-Acquired Property, promptly (i) deliver an amended and restated version of Schedule 1.1B which shall include a legal description of such After-Acquired Property, (ii) unless directed otherwise by the Agent, deliver a Phase I environmental assessment with respect to such After-Acquired Property, (iii) unless directed otherwise by the Agent, execute and deliver a first priority Mortgage, in favor of the Agent, for the benefit of the Lenders, covering such After-Acquired Property, (iv) unless directed otherwise by the Agent, provide the Agent with (x) title and extended coverage insurance covering such After-Acquired Property in an amount at least equal to the purchase price of such real property (or such other amount as shall be reasonably specified by the Agent) and (y) any consents and estoppels reasonably deemed necessary or advisable by the Agent in connection with such Mortgage, each of the foregoing in form, scope and substance reasonably satisfactory to the Agent and (v) if requested by the Agent, deliver to the Agent legal opinions relating to matters described above, which opinions shall be in form, scope and substance, and from counsel, reasonably satisfactory to the Agent.”

1.15 Section 5.11 is hereby added to the Credit Agreement to read in its entirety as follows:

“5.11           New Mortgage and Title Policy.  With respect to each property identified on Schedule 1.1B hereto as a “Section 5.11 Property” (collectively, the “Section 5.11 Properties”), no later than the later of (x) 45 days after the Third Amendment Effective Date or (y) 15 days after the delivery to Agent of the last Phase I environmental assessment or title report delivered  with respect to the Section 5.11 Property (but in any event no later than 75 days after the Third Amendment Effective Date), Borrower shall (i) deliver to Agent a Phase I environmental assessment with respect to each Section 5.11 Property, (ii) execute and deliver to Agent a first priority Mortgage, in favor of the Agent, for the benefit of the Lenders, in recordable form and substantially in the form of Exhibit D hereto, covering such Section 5.11 Properties (subject to the immediately following sentence) (the “New Mortgage”) and (iii) cause the Agent to have received (a) evidence, in form, scope and substance satisfactory to the Agent, of recordation of the New Mortgage in the offices specified on Schedule 3.16(b) and (b) the irrevocable and unconditional commitment of the Title Company to issue to the Agent, on behalf of the Lenders, effective as of the date and time the New Mortgage is recorded, a C.L.T.A. lender’s title insurance policy, or equivalent form acceptable to the Agent, in form and substance, and with endorsements (including without limitation a “tie-in” endorsement with respect to the existing title insurance policy in favor of the Agent), reasonably satisfactory to the Agent, in an amount equal to $ 55,785,487.16 insuring the first priority of the New Mortgage subject to no monetary liens (other than non-delinquent real property taxes) and only such non-monetary title exceptions as reasonably approved by the Agent.  Notwithstanding the foregoing, the Agent shall have the right to elect, in its sole and absolute discretion, to delete any Section 5.11 Property from the New Mortgage or to defer receiving a New Mortgage with respect to any Section 5.11 Property until the Agent shall have completed any further environmental or other due diligence regarding any particular Section 5.11 Property which the Agent elects to do in its sole and absolute discretion and if the Agent so elects, the failure of the Borrower to comply with the covenants in clauses (ii) and  (iii) above with respect to any such Section 5.11 Property shall not be a default hereunder; provided that if the Agent shall subsequently request that the Borrower execute and deliver a New Mortgage with respect to any such Section 5.11 Property, Borrower shall comply with the covenants in clauses (ii) and (iii) above with respect to such Section 5.11 Property within thirty (30) days after the delivery of Agent’s notice of such request.”

1.16 Section 7(c)(i) of the Credit Agreement is hereby amended by adding, after “Section 5.7” and in lieu of the word “or”, the words “, Section 5.11 or”.

1.17 Schedule 1.1A is hereby amended and restated in its entirety by Schedule 1.1A attached hereto as Attachment 2.

1.18 Schedule 1.1B is hereby amended and restated in its entirety by Schedule 1.1B attached hereto as Attachment 3.

1.19 Schedule 1.1C attached hereto as Attachment 4 is hereby added to the Credit Agreement  after Schedule 1.1B, along with references thereto in the Table of Schedules.

1.20 Schedule 1.1D attached hereto as Attachment 5 is hereby added to the Credit Agreement  after Schedule 1.1C, along with references thereto in the Table of Schedules.

ARTICLE II
Amendments to Registration Rights Agreement

2.01 The following definitions are hereby added to Section 1 of the Registration Rights Agreement in their proper alphabetical order:

““Affected Registrable Securities” means such portion of the Registrable Securities required by the terms hereof to be subject to an effective Registration Statement that are, at the time of determination, not subject to an effective Registration Statement as a result of a Registration Default.”

““Third Amendment” means that certain Amendment No. 3 to Credit Agreement and Amendment No. 2 to Registration Rights Agreement by and among the Company, the Agent and the lenders party thereto, and dated as of Third Amendment Effective Date.”

““Third Amendment Effective Date” October 19, 2010.”

2.02 Section 2(a) of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

“(a)           Any Holder may, subject to the terms hereof, request the Company in writing (each such request, a “Demand”) to effect a registration with the SEC under and in accordance with the provisions of the Securities Act of all or part of the Registrable Securities Beneficially Owned by such Holder (a “Demand Registration”).  The Demand shall specify the aggregate number of shares of Registrable Securities requested to be so registered on behalf of such Holder.  For purposes of this Agreement, Holders shall be deemed to have made a Demand, effective as of the Third Amendment Effective Date, with respect to all of the Registrable Securities (the “Closing Demand”).  Any request received by the Company from a Holder as provided in this Section 2(a) shall be deemed to be a “Demand” for purposes of this Agreement, unless the Company, in accordance with the terms of this Agreement, shall have notified such Holder in writing, prior to its receipt of such request from such Holder, of its intention to register securities with the SEC, in which case the request from such Holder shall be governed by Section 3 hereof, not this Section 2.  All Demands to be made by a Holder pursuant to this Section 2(a) and any notifications by the Company pursuant to the preceding sentence must be based upon a good faith intent of such Holder or the Company, as the case may be, to effect the sale of securities pursuant to such registrations as promptly as practicable after the date of the Demand or notification, as the case may be, in accordance with the terms of this Agreement.”

2.03 Section 2(c)(v) of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

“(v)           if the Company shall have, on or after the Third Amendment Effective Date, previously effected four (4) Demand Registrations pursuant to the terms of this Agreement;”

2.04 Section 8(a) of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

“The parties hereto agree that the Holders will suffer damages if the Company fails to perform its obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages.  Accordingly, in the event that after a Holder has made a Demand and all Ineligibility Accommodation Periods, Blackout Periods and Holdback Periods have expired the Company has not filed a Registration Statement for the Registrable Securities so requested to be registered or has not caused such Registration Statement to become effective as provided in Section 2(b) hereof, or has not maintained the effectiveness of such Registration Statement as provided in Section 9(b) hereof (such events, a “Registration Default”), then damages (“Liquidated Damages”) will accrue in the form of additional interest on the portion of the Loans that are convertible or were converted into the Affected Registrable Securities with respect to each 30-day period immediately following the occurrence of such Registration Default during which, at any point during such period, such Registration Default is continuing, in an amount equal to 0.5% multiplied by the initial principal amount of the Loans that are convertible or were converted into the Affected Registrable Securities.  Such additional interest shall continue to accrue until such Registration Default has been cured; provided, however, that, during which time at any point during such period, any Holder who has made a Demand that is the subject of a Registration Default and who is not a payee with respect to a Loan that is convertible into Affected Registrable Securities shall be entitled to receive a cash payment from the Company in like amounts no later than 30 days after each such 30-day period.”

ARTICLE III
Waiver of Specified Exceptions

In reliance upon the representations, warranties and covenants of each of the Borrowers contained in this Amendment and the other Loan Documents, the Agent and the Lenders signatory hereto agree, in accordance with Section 9.1 of the Credit Agreement that the matters specified in Exhibit 5 to the Third Amendment Closing Certificate are hereby waived (the “Waiver”).  Each of the Borrowers acknowledges and agrees that the Waiver set forth herein shall be limited as written and nothing herein shall be deemed to constitute a waiver of or forbearance with respect to any other term, provision or condition of the Loan Documents in any other instance or with respect to any Default or Event of Default other than the matters expressly covered by the Waiver and other than as expressly set forth herein or to prejudice any right or remedy that the Agent or any of the Lenders may have or may in the future have under the Loan Documents, as amended hereby, at law or in equity.

ARTICLE IV
Conditions Precedent

This Amendment shall become effective as of the Effective Date upon satisfaction of the conditions set forth in Section 4.1 of the Credit Agreement.

ARTICLE V
Effect of Amendment

Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.  This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby.

ARTICLE VI
Counterparts

This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrowers and the Agent.

ARTICLE VII
Severability

Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

ARTICLE VIII
Governing Law

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[remainder of page intentionally blank]

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Credit Agreement and Amendment No. 2 to Registration Rights Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

BORROWERS

CADIZ INC., as a Borrower

By:       _____________________
Name:  Keith Brackpool
Title:    Chief Executive Officer

CADIZ REAL ESTATE LLC, as a Borrower

By:       ____________________
Name:  Richard E. Stoddard
Title:    Chief Executive Officer

LENDER

MILFAM II L.P., as a Lender

By:  Milfam LLC, as general partner

By:       ____________________
Name:  Lloyd Miller, III
Title:    Managing Member

LENDER

LC CAPITAL MASTER FUND, LTD.

a Cayman Islands company,
as a Lender

By:       ____________________
Name:  Richard F. Conway
Title:    Director

AGENT

LC CAPITAL MASTER FUND, LTD.

a Cayman Islands company,
as the Agent

By:       ____________________
Name:  Richard F. Conway
Title:    Director

Attachment 1

Form of Third Amendment Closing Certificate

CADIZ INC.

CADIZ REAL ESTATE LLC

THIRD AMENDMENT CLOSING CERTIFICATE

October  , 2010

Each of the undersigned, Keith Brackpool, Chief Executive Officer of Cadiz Inc., a Delaware corporation (the “Company”), on behalf of and solely in his capacity as an officer of the Company and Richard E. Stoddard, Chief Executive Officer of Cadiz Real Estate LLC, a Delaware limited liability company (the “LLC”), on behalf of and solely in his capacity as an officer of the LLC, does hereby certify as of the date hereof as follows:

1. This Third Amendment Closing Certificate (this “Certificate”) is being delivered pursuant to Section 4.1(d) of that certain Credit Agreement, dated as of June 26, 2006, by and among the Borrowers, the lenders party thereto and Peloton Partners LLP, as administrative agent (“Peloton Agent”); as amended pursuant to that certain Amendment No. 1 to Credit Agreement dated as of September 29, 2006 by and among Borrowers, the lenders party thereto and Peloton Agent; as further amended pursuant to that certain Amendment No. 2 to Credit Agreement and Amendment No. 1 to Registration Rights Agreement dated as of June 4, 2009 by and among Borrower, the lenders party thereto and LC Capital Master Fund, Ltd., a Cayman entity, as successor to Peloton Agent in its capacity as administrative agent (“Agent”); and as further amended pursuant to that certain Amendment No. 3 to Credit Agreement and Amendment No. 2 to Registration Rights Agreement (the “Third Amendment”) of even date herewith by and among Borrower, the lenders party thereto and Agent (and as the same may be further amended and supplemented from time to time prior to the Third Amendment Effective Date, the “Credit Agreement”).  Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

2. Attached hereto as Exhibit 1 is a certified copy of the Certificate of Incorporation of the Company as in effect on the date hereof.   No amendment or other document relating to or affecting the Certificate of Incorporation of the Company has been approved by the Company or filed with the Secretary of State of the State of Delaware (the “DESOS”) since the date of the certificate of the DESOS attached thereto.

3. The Bylaws of the Company as in effect on the date hereof are filed as Exhibit 3.1 to the Quarterly Report on Form 10-Q for the quarter ended June 30, 1999 filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 13, 1999.  No amendment or other document relating to or affecting the Bylaws of the Company has been approved by the Company since June 30, 1999.

4. Attached hereto as Exhibit 2 is a certified copy of the Certificate of Formation of the LLC as in effect on the date hereof.  No amendment or document relating to affecting the Certificate of Formation of the LLC has been approved by the LLC or filed with the DESOS since the date of the certificate of the DESOS attached thereto.

5. The Limited Liability Company Agreement of the LLC dated December 11, 2003 as in effect on the date hereof is filed as Exhibit 10.14 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2003 filed by the Company with the SEC on November 2, 2004, as amended by that certain Amendment No. 1 to Limited Liability Company Agreement of the LLC dated October 29, 2004 filed as Exhibit 10.15 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 filed by the Company with the SEC on March 31, 2005.  No amendment or other document relating to or affecting the Limited Liability Company Agreement of the LLC has been approved by the LLC since October 29, 2004.

6. Attached hereto as Exhibit 3 is a true, correct and complete copy of the resolutions of the board of directors of the Company relating to the approval of the Third Amendment and the other Loan Documents and any other documents required thereunder or contemplated thereby that are required to be executed, delivered and performed by the Company pursuant thereto, which approval is in full force and effect and has not been altered, amended or rescinded in any way.

7. Attached hereto as Exhibit 4 is a true, correct and complete copy of the resolutions of the board of managers of the LLC relating the approval of the Third Amendment and the other Loan Documents and any other documents required thereunder or contemplated thereby that are required to be executed, delivered and performed by the LLC pursuant thereto, which approval is in full force and effect and has not been altered, amended or rescinded in any way.

8. The person named below has been duly elected (or appointed) and qualified and is an acting officer of the Company as of the date hereof, holding the office set forth opposite his name, and the signature set forth below opposite his name being the genuine signature of such officer and he is authorized to execute and deliver this Certificate and all other documents required of the Company in connection with the execution, delivery and performance of the Third Amendment and the other Loan Documents and any other documents required thereunder or contemplated thereby.

Name	Title	Signature
Keith Brackpool	Chief Executive Officer

9. The person named below has been duly elected (or appointed) and qualified and is an acting officer of the LLC as of the date hereof, holding the office set forth opposite his name, and the signature set forth below opposite his name being the genuine signature of such officer and he is authorized to execute and deliver this Certificate and all other documents required of the LLC in connection with the execution, delivery and performance of the Third Amendment and the other Loan Documents and any other documents required thereunder or contemplated thereby.

Name	Title	Signature
Richard E. Stoddard	Chief Executive Officer

10. Except as specified in Exhibit 5 attached hereto, (a) the representations and warranties of the Company and the LLC under the Loan Documents are true and correct as if made on the date hereof (or, if such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty is true and correct as of such specific date) and (b) no Default or Event of Default has occurred and is, as of the date hereof, continuing under the Loan Documents.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has executed this Third Amendment Closing Certificate and caused this Certificate to be delivered as of the __ day of October, 2010.

By:       ________________________
Name:  Keith Brackpool
Title:    Chief Executive Officer, Cadiz Inc.

By:       ________________________
Name:  Richard E. Stoddard
Title:    Chief Executive Officer, Cadiz Real Estate LLC

I, Timothy J. Shaheen, the Chief Financial Officer and Secretary of the Company, do hereby certify on behalf of the Company and solely in my capacities as Chief Financial Officer and Secretary that Keith Brackpool is the duly elected, qualified and acting Chief Executive Officer of the Company, that the signature set forth above is his genuine signature and that he is authorized to execute and deliver this Certificate and all other documents required of the Company in connection with the execution, delivery and performance of the Third Amendment and the Loan Documents and any other documents required thereunder or contemplated thereby.

By:       ________________________
Name:  Timothy J. Shaheen
Title:    Chief Financial Officer and Secretary, Cadiz Inc.

I, Timothy J. Shaheen, the Chief Financial Officer and Secretary of the Company, the holder of all of the outstanding membership interests of the LLC, do hereby certify on behalf of the LLC and solely in my capacity as Chief Financial Officer and Secretary of the Company that Richard E. Stoddard is the duly elected, qualified and acting Chief Executive Officer of the LLC, that the signature set forth above is his genuine signature and that he is authorized to execute and deliver this Certificate and all other documents required of the LLC in connection with the execution, delivery and performance of the Third Amendment and the Loan Documents and any other documents required thereunder or contemplated thereby.

By:       ________________________
Name:  Timothy J. Shaheen
Title:    Chief Financial Officer and Secretary, Cadiz Inc.

Attachment 2

SCHEDULE 1.1A:  LOAN COMMITMENTS

Lender	Tranche A Term Commitment	Tranche B Term Commitment	Tranche C-1 Term Commitment	Tranche C-2 Term Commitment
LC CAPITAL MASTER FUND, LTD. c/o Lampe Conway & Company LLC 680 Fifth Avenue, Suite 1202 New York, NY 10019 Attention: Steven G. Lampe Telecopy: (212) 581-8999 with a copy to: Milbank, Tweed, Hadley & McCloy LLP 1850 K Street NW, Suite 1100 Washington, DC 20006 Attention: Debra Alligood White, Esq. Telecopy: (202) 263-7516	$9,000,000.00	$23,737,500.00	$4,500,000.00	$4,500,000.00
MILFAM II L.P. 4550 Gordon Drive Naples, FL 34102 Attention: Robyn Tupper Telecopy: (239) 262-8025 with a copy to: Andrews Kurth LLP 450 Lexington Avenue, 15th Floor New York, NY 10017 Attention: Paul N. Silverstein, Esq. Telecopy: (212) 850-2929	$1,000,000.00	$2,637,500.00	$500,000.00	$500,000.00
AGGREGATE COMMITMENTS	$10,000,000.00	$26,375,000.00	$5,000,000.00	$5,000,000.00

Attachment 3

SCHEDULE 1.1B:  MORTGAGED PROPERTIES

Parcel Number	Legal Description	Area	Owner's Title Policy	Acreage	Purchase Date	Use
0556-271-06-0000	T5N R13E Sec 1	Cadiz	TICOR no. 901984	673.82	10/14/88	Undeveloped
0556-271-25-0000	T5N R13E Sec 13	Cadiz	TICOR no. 901984	129.60	10/14/88	Undeveloped
0556-271-26-0000	T5N R13E Sec 13	Cadiz	TICOR no. 901984	440.80	10/14/88	Undeveloped
0556-281-02-0000	T5N R14E Sec 5	Cadiz	TICOR no. 901984	682.38	10/14/88	Undeveloped
0556-281-12-0000	T5N R14E Sec 9	Cadiz	TICOR no. 901984	640.00	10/14/88	Undeveloped
0556-281-13-0000	T5N R14E Sec 8	Cadiz	TICOR no. 864655	640.00	12/31/86	Undeveloped
0556-281-17-0000	T5N R14E Sec 18	Cadiz	TICOR no. 864655	624.68	12/31/86	Undeveloped
0556-281-19-0000	T5N R14E Sec 17	Cadiz	TICOR no. 864655	280.00	12/31/86	Undeveloped
0556-281-20-0000	T5N R14E Sec 17	Cadiz	TICOR no. 864655	332.00	12/31/86	Undeveloped
0556-291-10-0000	T5N R14E Sec 16	Cadiz	no owner's title policy	106.00	11/6/84	Undeveloped
0556-291-11-0000	T5N R14E Sec 16	Cadiz	no owners title policy	500.00	11/6/84	Undeveloped
0556-301-06-0000	T5N R14E Sec 13	Cadiz	TICOR no. 901984	342.70	10/14/88	Undeveloped
0556-301-07-0000	T5N R14E Sec 13	Cadiz	TICOR no. 901984	276.22	10/14/88	Undeveloped
0556-311-01-0000	T5N R14E Sec 19	Cadiz	TICOR no. 864655	646.78	12/31/86	Undeveloped
0556-311-02-0000	T5N R14E Sec 20	Cadiz	TICOR no. 864655	640.00	12/31/86	Undeveloped
0556-311-05-0000	T5N R14E Sec 23	Cadiz	TICOR no. 864655	632.71	12/31/86	Undeveloped
0556-311-06-0000	T5N R14E Sec 24	Cadiz	TICOR no. 864655	640.00	12/31/86	Undeveloped
0556-311-10-0000	T5N R14E Sec 28	Cadiz	TICOR no. 864655	640.00	12/31/86	Undeveloped
0556-311-11-0000	T5N R14E Sec 29	Cadiz	TICOR no. 864655	640.00	12/31/86	Undeveloped
0556-311-14-0000	T5N R14E Sec 32	Cadiz	TICOR no. 864655	640.00	12/31/86	Undeveloped
0556-311-16-0000	T5N R14E Sec 34	Cadiz	no owner's title policy	640.00	N/A	Undeveloped
0556-311-17-0000	T5N R14E Sec 35	Cadiz	no owner's title policy	638.57	N/A	Undeveloped
0556-311-41-0000	T5N R14E Sec 25	Cadiz	TICOR no. 901984	628.50	10/14/88	Undeveloped
0556-311-47-0000	T5N R14E Sec 26	Cadiz	TICOR no. 864655	536.93	12/31/86	Undeveloped
0556-311-49-0000	T5N R14E Sec 21	Cadiz	TICOR no. 864655	37.58	12/31/86	Vineyard-PSWRI
0556-311-52-0000	T5N R14E Sec 21	Cadiz	TICOR no. 864655	484.82	12/31/86	Undeveloped
0556-311-53-0000	T5N R14E Sec 21	Cadiz	CT no. 8222127	80.00	12/31/86	Vineyard-SWFG
0556-321-02-0000	T4N R14E Sec 5	Cadiz	CT no. 8222127	640.92	10/14/88	Undeveloped-SWFG
0556-321-03-0000	T4N R14E Sec 4	Cadiz	TICOR no. 901984	639.60	10/14/88	Undeveloped
0556-321-04-0000	T4N R14E Sec 3	Cadiz	TICOR no. 864655	640.68	12/31/86	Undeveloped
0556-321-05-0000	T4N R14E Sec 2	Cadiz	CT no. 8222127	640.22	10/14/88	Undeveloped-SWFG
0556-321-06-0000	T4N R14E Sec 1	Cadiz	CT no. 8222127	639.42	10/14/88	Undeveloped-SWFG
0556-321-10-0000	T4N R14E Sec 9	Cadiz	CT no. 8222127	640.00	10/14/88	Undeveloped-SWFG
0556-321-18-0000	T4N R14E Sec 13	Cadiz	TICOR no. 901984	640.00	10/14/88	Undeveloped
0556-341-01-0000	T5N R14E Sec 33, Par 1	Cadiz	CT no. 8222127	36.45	12/31/86	Vineyard-SWFG
0556-341-03-0000	T5N R14E Sec 33, Par 3	Cadiz	CT no. 8222127	38.81	12/31/86	Vineyard-SWFG
0556-341-04-0000	T5N R14E Sec 33, Par 4	Cadiz	CT no. 8222127	36.45	12/31/86	Vineyard-Cadiz
0556-341-05-0000	T5N R14E Sec 33, Par 5	Cadiz	CT no. 8222127	36.45	12/31/86	Vineyard-SWFG
0556-341-06-0000	T5N R14E Sec 33, Par 6	Cadiz	CT no. 8222127	38.81	12/31/86	Vineyard-SWFG
0556-341-07-0000	T5N R14E Sec 33, Par 7	Cadiz	CT no. 8222127	38.81	12/31/86	Vineyard-SWFG
0556-341-08-0000	T5N R14E Sec 33, Par 8	Cadiz	CT no. 8222127	36.45	12/31/86	Vineyard-SWFG
0556-351-01-0000	T5N R14E Sec 33, Par 9	Cadiz	CT no. 8222127	36.89	12/31/86	Vineyard-SWFG
0556-351-02-0000	T5N R14E Sec 33, Par 10	Cadiz	CT no. 8222127	38.96	12/31/86	Vineyard-SWFG
0556-351-03-0000	T5N R14E Sec 33, Par 11	Cadiz	CT no. 8222127	39.06	12/31/86	Vineyard-SWFG
0556-351-04-0000	T5N R14E Sec 33, Par 12	Cadiz	CT no. 8222127	36.78	12/31/86	Vineyard-SWFG
0556-351-05-0000	T5N R14E Sec 33, Par 13	Cadiz	CT no. 8222127	36.87	12/31/86	Vineyard-SWFG
0556-351-06-0000	T5N R14E Sec 33, Par 14	Cadiz	CT no. 8222127	39.38	12/31/86	Vineyard-SWFG
0556-351-07-0000	T5N R14E Sec 33, Par 15	Cadiz	CT no. 8222127	39.48	12/31/86	Vineyard-SWFG
0556-351-08-0000	T5N R14E Sec 33, Par 16	Cadiz	CT no. 8222127	39.56	12/31/86	Vineyard-SWFG
0558-181-04-0000	T6N R14E Sec 31	Cadiz	no owner's title policy	30.00	12/26/85	Undeveloped
0558-201-11-0000	T6N R14E Sec 29	Cadiz_Option	CT no. 6053782	640.00	12/26/96	Undeveloped
0558-201-13-0000	T6N R14E Sec 33	Cadiz_Option	CT no. 6053782	448.00	12/26/96	Undeveloped
0558-201-14-0000	T6N R14E Sec 33	Cadiz_Option	CT no. 6053782	165.50	12/26/96	Undeveloped
0653-021-14-0000	T4N R15E Sec 17	Cadiz	TICOR no. 9101984	640.00	10/14/88	Undeveloped
0653-041-10-0000	T5N R15E Sec 9	Cadiz	TICOR no. 9101984	440.00	10/14/88	Undeveloped
0653-041-13-0000	T5N R15E Sec 8	Cadiz	TICOR no. 9101984	560.10	10/14/88	Undeveloped
0653-041-15-0000	T5N R15E Sec 18	Cadiz	TICOR no. 864655	622.44	12/31/86	Undeveloped
0653-041-16-0000	T5N R15E Sec 17	Cadiz	TICOR no. 9101984	612.52	10/14/88	Undeveloped
0653-041-23-0000	T5N R15E Sec 5	Cadiz	TICOR no. 9101984	622.00	10/14/88	Undeveloped
0653-041-24-0000	T5N R15E Sec 5	Cadiz	TICOR no. 9101984	12.80	10/14/88	Undeveloped
0654-011-03-0000	T6N R15E Sec 21	Cadiz	TICOR no. 9101984	640.00	10/14/88	Undeveloped
0654-011-11-0000	T6N R15E Sec 29	Cadiz	TICOR no. 9101984	640.00	10/14/88	Undeveloped
0654-011-21-0000	T6N R15E Sec 33	Cadiz	TICOR no. 9101984	640.00	10/14/88	Undeveloped
0654-011-22-0000	T6N R15E Sec 33	Cadiz	TICOR no. 9101984	0.00	10/14/88	Undeveloped
0654-021-27-0000	T6N R 15E Sec 13	Cadiz	TICOR no. 9101984	297.05	10/14/88	Undeveloped
0645-071-18-0000	T3N R18E Sec 36	Danby	CT 6053566 k26	640.00	3/21/95	Undeveloped
0645-091-06-0000	T2N R18E Sec 12	Danby	Commonwlth 94 411050	20.00	10/7/94	Undeveloped
0645-091-09-0000	T2N R18E Sec 12	Danby	Commonwlth 94 411050	20.00	10/12/94	Undeveloped
0645-091-10-0000	T2N R18E Sec 12	Danby	Commonwlth 94 411050	20.00	10/7/94	Undeveloped
0645-101-04-0000	T2N R18E Sec 23	Danby	Commonwlth 94 411050	80.00	10/7/94	Undeveloped
0645-121-05-0000	T2N R18E Sec 36	Danby	OCT no. 94 409589	20.00	10/6/94	Undeveloped
0645-121-06-0000	T2N R18E Sec 36	Danby	OCT no. 94 409589	15.59	10/6/94	Undeveloped
0645-121-09-0000	T2N R18E Sec 36	Danby	OCT no. 94 409589	15.50	10/6/94	Undeveloped
0645-271-03-0000	T2N R18E Sec 16	Danby	OCT no. 94 409589	20.00	10/6/94	Undeveloped
0645-271-05-0000	T2N R18E Sec 16	Danby	OCT no. 94 409589	20.00	10/6/94	Undeveloped
0645-271-06-0000	T2N R18E Sec 16	Danby	OCT no. 94 409590	20.00	10/6/94	Undeveloped
0645-271-07-0000	T2N R18E Sec 16	Danby	OCT no. 94 409589	20.00	10/6/94	Undeveloped
0645-271-08-0000	T2N R18E Sec 16	Danby	OCT no. 94 409589	20.00	10/6/94	Undeveloped
0645-271-10-0000	T2N R18E Sec 16	Danby	OCT no. 94 409590	20.00	10/6/94	Undeveloped
0645-271-11-0000	T2N R18E Sec 16	Danby	OCT no. 94 409589	17.34	10/6/94	Undeveloped
0645-271-13-0000	T2N R18E Sec 16	Danby	OCT no. 94 409589	20.00	10/6/94	Undeveloped
0645-271-15-0000	T2N R18E Sec 16	Danby	OCT no. 94 409589	20.00	10/6/94	Undeveloped
0645-271-16-0000	T2N R18E Sec 16	Danby	OCT no. 94 29882	20.00	10/6/94	Undeveloped
0645-271-18-0000	T2N R18E Sec 16	Danby	OCT no. 94 409590	15.45	10/6/94	Undeveloped
0645-271-23-0000	T2N R18E Sec 16	Danby	OCT no. 94 409589	20.00	10/6/94	Undeveloped
0568-341-04-0000	T12N R20E Sec 33	Piute	FATCo no. 93-000748	571.41	1/6/93	Undeveloped
0568-341-07-0000	T12N R20E Sec 29	Piute	FATCo no. 96-197383	463.48	1/6/93	Undeveloped
0659-171-10-0000	T10N R21E Sec 29	Piute	CT no. 92035296 k27	640.00	6/18/99	Undeveloped
0659-181-03-0000	T10N R21E Sec 5	Piute	CT no. 92035296 k27	13.64	6/18/99	Undeveloped
0659-181-06-0000	T10N R21E Sec 9	Piute	CT no. 92035296 k27	641.36	6/18/99	Undeveloped
0659-241-02-0000	T10N R21E Sec 17	Piute	CT no. 92035296 k27	612.45	6/18/99	Undeveloped
0659-241-16-0000	T10N R21E Sec 21	Piute	CT no. 92035296 k27	457.19	6/18/99	Undeveloped
0659-241-17-0000	T10N R21E Sec 21	Piute	CT no. 92035296 k27	91.74	6/18/99	Undeveloped
0658-131-02-0000	T11N R20E Gov Tract 38	Piute	FATCo no. 93-00748	640.60	1/6/93	Undeveloped
0658-131-06-0000	T11N R20E Gov Tract 42	Piute	FATCo no. 93-00748	640.00	1/6/93	Undeveloped
0658-141-04-0000	T11N R20E Gov Tract 39	Piute	FATCo no. 93-00748	640.00	1/6/93	Undeveloped
0659-051-07-0000	T10N R19E Sec 25	Homer	FATCo no. 93-419956	640.00	9/30/93	Undeveloped
0659-061-16-0000	T10N R19E Sec 13	Homer	FATCo no. 93-419956	640.00	9/30/93	Undeveloped
0659-081-03-0000	T10N R20E Sec 21	Homer	FATCo no. 93-419956	640.00	9/30/93	Undeveloped
0659-081-25-0000	T10N R20E Sec 29	Homer	FATCo no. 93-419956	627.97	9/30/93	Undeveloped
0659-081-26-0000	T10N R20E Sec 29	Homer	FATCo no. 93-419956	640.00	9/30/93	Undeveloped

Section 5.11 Properties

Parcel Number	Legal Description	Area	Owner's Title Policy	Acreage	Purchase Date	Use
0556-251-03-0000	T5N R13E Sec 21	Cadiz _Rail Cycle	CT no. 12035113	640.00	5/9/01	Undeveloped
0556-251-11-0000	T5N R13E Sec 29	Cadiz _Rail Cycle	CT no. 12035113	640.00	5/9/01	Undeveloped
0556-251-15-0000	T5N R13E Sec 33	Cadiz _Rail Cycle	CT no. 12035113	640.00	5/9/01	Undeveloped
0556-271-02-0000	T5N R13E Sec 5	Cadiz _Rail Cycle	CT no. 12035113	682.38	5/9/01	Undeveloped
0556-271-10-0000	T5N R13E Sec 9	Cadiz _Rail Cycle	CT no. 12035113	557.25	5/9/01	Undeveloped
0556-271-14-0000	Map 804 36 63 Par 5	Cadiz _Rail Cycle	CT no. 12035113	50.00	5/9/01	Undeveloped
0556-271-15-0000	Map 804 36 63 Par 6	Cadiz _Rail Cycle	CT no. 12035113	21.00	5/9/01	Undeveloped
0556-271-16-0000	Map 804 36 63 Par 7	Cadiz _Rail Cycle	CT no. 12035113	21.00	5/9/01	Undeveloped
0556-271-22-0000	T5N R13E Sec 16	Cadiz _Rail Cycle	CT no. 12035113	625.49	5/9/01	Undeveloped
0556-271-23-0000	T5N R13E Sec 17	Cadiz _Rail Cycle	CT no. 12035113	640.00	5/9/01	Undeveloped
0556-311-04-0000	T5N R14E Sec 22	Cadiz	FATCo no. 972090	620.57	12/31/86	Undeveloped
0556-311-09-0000	T5N R14E Sec 27	Cadiz	FATCo no. 972090	640.00	12/31/86	Citrus
0556-311-50-0000	T5N R14E Sec 21	Cadiz	FATCo no. 972090	37.58	12/31/86	Vineyard-Harweal
0556-341-02-0000	T5N R14E Sec 33, Par 2	Cadiz	CT no. 8222127	38.81	12/31/86	Vineyard-SWFG
0558-151-14-0000	T6N R13E Sec 33	Cadiz _Rail Cycle	CT no. 12035113	523.00	5/9/01	Undeveloped
0558-151-15-0000	T6N R13E Sec 33	Cadiz _Rail Cycle	CT no. 12035113	88.40	5/9/01	Undeveloped
0558-171-16-0000	T6N R13E Sec 36	Cadiz	no owner's title policy 1	40.00	6/27/95	Undeveloped
0558-181-05-0000	T6N R14E Sec 31	Cadiz	no owner's title policy 2	10.00	10/31/07	Undeveloped
0558-181-21-0000	T6N R14E Sec 31	Cadiz	CT no. 8222457	160.00	9/28/98	Mobile Home Park -Land
0558-181-21-6000	T6N R14E Sec 31	Cadiz	no owner's title policy	N/A	2/7/99	Mobile Home Park -Facilities
0568-251-10-0000	T13N R19E Sec 29	Cadiz_Rail Cycle	CT no. 12035113	640.00	5/9/01	Undeveloped
0645-061-15-0000	T3N R18E Sec 16	Danby	CT no. 6053565	640.00	6/4/96	Undeveloped
0653-011-15-0000	T4N R15E Sec 33	Cadiz_Rail Cycle	CT no. 12035113	640.00	5/9/01	Undeveloped
0654-031-02-0000	T6N R15E Sec 1	Cadiz	TICOR no. 9101984	477.60	10/14/88	Undeveloped
0654-031-03-0000	T6N R15E Sec 1	Cadiz	TICOR no. 9101984	149.20	10/14/88	Undeveloped
0656-111-18-0000	T9N R17E Sec 13	Cadiz_Rail Cycle	CT no. 12035113	640.00	5/9/01	Undeveloped
0659-241-03-0000	T10N R21E Sec 16	Piute	CT no. 605364 k26	556.32	6/4/96	Undeveloped

1 Property vested in Pergola Properties
2 Property vested in Octagon Partners

Attachment 4

SCHEDULE 1.1C:  FACILITY DESIGNATIONS AND CONVERSION PRICES

Facility Designation	Conversion Price
Tranche A-1 Term Loans	$7.00 per common share
Tranche A-2a Term Loans	$35.00 per common share
Tranche A-2b Term Loans	NONE (not convertible)
Tranche B-1 Term Loans	$13.50 per common share
Tranche B-2 Term Loans	$12.50 per common share
Tranche B-3a Term Loans	$35.00 per common share
Tranche B-3b Term Loans	NONE (not convertible)
Tranche C-1 Term Loans	$13.50 per common share
Tranche C-2 Term Loans	$12.50 per common share

Attachment 5

SCHEDULE 1.1D:  ACCRETED LOAN VALUES

AS OF THE THIRD AMENDMENT EFFECTIVE DATE

Facility Designation	Accreted Loan Value
Tranche A-2 Term Loans	$8,037,075.51
Tranche B Term Loans	$33,198,411.65